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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





         Date of Report (Date of earliest event reported): JULY 10, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





               DELAWARE                           1-12202                       93-1120873
     (State or other jurisdiction               (Commission                  (I.R.S. Employer
           of incorporation)                    File Number)                Identification No.)

           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                                     68154-5200
(Address of principal executive offices)                                        (Zip Code)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

           Northern Border Partners, L.P. owns a 70 percent general partner interest in Northern Border Pipeline Company. Attached as Exhibit 99.1 is a copy of a press release, dated July 10, 2003, regarding Northern Border Pipeline Company's contracted transportation capacity.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1 Northern Border Pipeline Company press release dated July 10, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Northern Border Partners, L.P.
                                         ( A Delaware Limited Partnership)


                                         By: /s/ Jerry L. Peters
                                            ------------------------------------
                                            Jerry L. Peters
                                            Chief Financial & Accounting Officer

July 10, 2003



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                                  EXHIBIT INDEX



Exhibit 99.1 -- Northern Border Pipeline Company Press Release dated July 10,
                2003.